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                                                                 EXHIBIT (r)(2)
                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statement listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

         Registrant Name                          File Nos.
         ---------------                          ---------
         SEPARATE ACCOUNT USL VL-R                333-137941/811-09359

 MERTON BERNARD AIDINOFF                   Director              April 27, 2007
 -----------------------------
 MERTON BERNARD AIDINOFF

 CHARLES H. DANGELO                        Director              April 27, 2007
 -----------------------------
 CHARLES H. DANGELO

 JOHN QUINLAN DOYLE                 Director and President       April 27, 2007
 -----------------------------
 JOHN QUINLAN DOYLE

 DAVID NEIL FIELDS                         Director              April 27, 2007
 -----------------------------
 DAVID NEIL FIELDS

 KENNETH VINCENT HARKINS                   Director              April 27, 2007
 -----------------------------
 KENNETH VINCENT HARKINS

 DAVID LAWRENCE HERZOG                     Director              April 27, 2007
 -----------------------------
 DAVID LAWRENCE HERZOG

 ROBERT EDWARD LEWIS                       Director              April 27, 2007
 -----------------------------
 ROBERT EDWARD LEWIS

 KRISTIAN PHILIP MOOR                Director and Chairman       April 27, 2007
 -----------------------------
 KRISTIAN PHILIP MOOR

 WIN JAY NEUGER                            Director              April 27, 2007
 -----------------------------
 WIN JAY NEUGER

 ROBERT S. SCHIMEK                   Director, Senior Vice       April 27, 2007
 -----------------------------      President and Treasurer
 ROBERT S. SCHIMEK

 NICHOLAS SHAW TYLER                       Director              April 27, 2007
 -----------------------------
 NICHOLAS SHAW TYLER

 NICHOLAS CHARLES WALSH                    Director              April 27, 2007
 -----------------------------
 NICHOLAS CHARLES WALSH

 MARK TIMOTHY WILLIS                       Director              April 29, 2008
 -----------------------------
 MARK TIMOTHY WILLIS

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